Exhibit 99.1
                                  ------------

         The Group I Mortgage Loans consist of approximately 2,942 Mortgage Loans, all of which are secured by first Mortgages. The Group II Mortgage Loans consist of approximately 2,142 Mortgage Loans, of which approximately 98.76% are secured by first Mortgages and approximately 1.24% are secured by second Mortgages.

         With respect to approximately 3.41% of the Group I Mortgage Loans and approximately 4.01% of the Group II Mortgage Loans, at the time of origination of the first lien Mortgage Loan, the Originator also originated a second lien mortgage loan which may or may not be included in the Trust. The original weighted average loan-to-value ratio of such Mortgage Loans is approximately 77.89%, with respect to such Group I Mortgage Loans and approximately 78.22%, with respect to such Group II Mortgage Loans and the weighted average combined loan-to-value ratio of such Mortgage Loans (including the second lien) is approximately 78.46%, with respect to such Group I Mortgage Loans and approximately 78.90%, with respect to such Group II Mortgage Loans.

         Each Mortgage Loan will accrue interest at the adjustable-rate or fixed-rate calculated as specified under the terms of the related mortgage note (each such rate, a "Mortgage Rate"). Approximately 66.80% of the Group I Mortgage Loans are adjustable-rate Mortgage Loans (the "Adjustable-Rate Group I Mortgage Loans") and approximately 33.20% of the Group I Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Group I Mortgage Loans"). Approximately 67.75% of the Group II Mortgage Loans are adjustable-rate Mortgage Loans (the "Adjustable-Rate Group II Mortgage Loans") and approximately 32.25% of the Group II Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Group II Mortgage Loans").

         Each of the fixed-rate Mortgage Loans has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

         Each adjustable-rate Mortgage Loan accrues interest at a Mortgage Rate that is adjustable. Generally, the adjustable-rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, that the first adjustment for the adjustable-rate Group I Mortgage Loans will occur after an initial period of two years, in the case of approximately 89.95% of the Adjustable-Rate Group I Mortgage Loans, three years, in the case of approximately 7.90% of the Adjustable-Rate Group I Mortgage Loans or fifteen years, in the case of approximately 2.16% of the Adjustable-Rate Group I Mortgage Loans, and that the first adjustment for the adjustable-rate Group II Mortgage Loans will occur after an initial period of two years, in the case of approximately 90.04% of the Adjustable-Rate Group II Mortgage Loans, three years, in the case of approximately 8.39% of the Adjustable-Rate Group II Mortgage Loans or fifteen years, in the case of approximately 1.54% of the Adjustable-Rate Group II Mortgage Loans (any adjustable-rate Mortgage Loan having such a delayed first adjustment feature, a "Delayed First Adjustment Mortgage Loan"). On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted to equal the sum, rounded to the nearest or next highest multiple of 0.125%, of Six-Month LIBOR (as defined below) and a fixed percentage amount (the "Gross Margin"). The Mortgage Rate on each Adjustable-Rate Mortgage Loan will not increase by more than a stated percentage (1.000% per annum to 3.000% per annum, as specified in the related mortgage note) on the first related Adjustment Date (the "Initial Periodic Rate Cap") and will not increase or decrease by more than a stated percentage (1.00% per annum or 1.500% per annum, as specified in the related mortgage note) on any Adjustment Date thereafter (the "Subsequent Periodic Rate Cap"). The Adjustable-Rate Group I Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 3.000% per annum and a weighted average Subsequent Periodic Rate Cap of approximately 1.006% per annum, and the Adjustable-Rate Group II Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.999% per annum and a weighted average Subsequent Periodic Rate Cap of approximately 1.010% per annum. Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each such adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described in the prospectus supplement.

         Approximately 79.02% of the Group I Mortgage Loans and approximately 71.19% of the Group II Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan having a prepayment charge provision will provide for payment of a prepayment charge on certain partial prepayments and all prepayments in full made within a stated number of months that is between 0 and 60 months from the date of origination of such Mortgage Loan. The amount of the prepayment charge is provided in the related mortgage note and is generally equal to six months' interest on the amount prepaid in excess of 20% of the original principal balance of the related Mortgage Loan in any twelve-month period. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans, and such amounts will not be available for distribution on the other classes of certificates. Under certain circumstances, as described in the Pooling Agreement, the Master Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. As of July 1, 2003, the Alternative Mortgage Parity Act of 1982 (the "Parity Act"), which regulates the ability of the Originator to impose prepayment charges, was amended, and as a result, the Originator will be required to comply with state and local laws in originating mortgage loans with prepayment charge provisions after July 1, 2003. The Depositor makes no representations as to the effect that the prepayment charges, decisions by the Master Servicer with respect to the waiver thereof and the recent amendment of the Parity Act, may have on the prepayment performance of the Mortgage Loans. See "Certain Legal Aspects of Mortgage Loans-Enforceability of Certain Provisions-Prepayment Penalties" in the prospectus.

GROUP I MORTGAGE LOANS STATISTICS

         The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of theGroup I Mortgage Loans as of the Cut-off Date.

         Approximately 34.90% of the Group I Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. Approximately 0.42% of the Group I Mortgage Loans had a loan-to-value ratio at origination in excess of 95.00% and the weighted average loan-to-value ratio of the Group I Mortgage Loans at origination was approximately 77.89%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to- value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property.

         All of the Group I Mortgage Loans have a Due Date of the first day of the month (the "Due Date").

         The weighted average remaining term to maturity of the Group I Mortgage Loans is approximately 355 months as of the Cut-off Date. None of the Group I Mortgage Loans had a first Due Date prior to June 1, 2000 or after September 1, 2003 or will have a remaining term to maturity of less than 120 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group I Mortgage Loan is August 1, 2033.

         The average Principal Balance of the Group I Mortgage Loans at origination was approximately $144,519. The average Principal Balance of the Group I Mortgage Loans as of the Cut-off Date was approximately $144,505. No Group I Mortgage Loan had a Principal Balance as of the Cut-off Date of greater than approximately $500,000 or less than approximately $49,852.

         The Group I Mortgage Loans had Mortgage Rates as of the Cut-off Date of not less than 5.000% per annum and not more than 12.390% per annum and the weighted average Mortgage Rate was approximately 7.780% per annum. As of the Cut-off Date, the Adjustable-Rate Group I Mortgage Loans had Gross Margins ranging from 3.000% to 8.450%, Minimum Mortgage Rates ranging from 5.000% per annum to 12.390% per annum and Maximum Mortgage Rates ranging from 11.000% per annum to 18.390% per annum. As of the Cut-off Date, the Adjustable-Rate Group I Mortgage Loans had a weighted average Gross Margin of approximately 5.454% per annum, a weighted average Minimum Mortgage Rate of approximately 7.905% per annum and a weighted average Maximum Mortgage Rate of approximately 13.917% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group I Mortgage Loan occurs in August 1, 2018, and the weighted average next Adjustment Date for the Adjustable-Rate Group I Mortgage Loans following the Cut-off Date is 28.2 months.

         The Group I Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

                          CUT-OFF DATE PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF
          PRINCIPAL BALANCE ($)              MORTGAGE LOANS          CUT OFF DATE              THE CUT OFF DATE
          ---------------------              --------------          ------------              ----------------
       1 -  50,000........................         39             $     1,949,821.05               0.46%
  50,001 - 100,000........................        900                  67,192,708.05              15.81
 100,001 - 150,000........................        860                 106,301,350.27              25.00
 150,001 - 200,000........................        529                  91,869,976.39              21.61
 200,001 - 250,000........................        327                  73,273,465.28              17.24
 250,001 - 300,000........................        194                  52,853,609.00              12.43
 300,001 - 350,000........................         62                  19,557,709.37               4.60
 350,001 - 400,000........................         24                   8,971,560.26               2.11
 400,001 - 450,000........................          4                   1,689,970.41               0.40
 450,001 - 500,000........................          3                   1,472,147.11               0.35
                                                -----             ------------------             ------
   Total..................................      2,942             $   425,132,317.19             100.00%
                                                =====             ==================             ======

___________________
(1) The average Cut-off Date Principal Balance of the Group I Mortgage Loans was approximately $144,504.


                                  CREDIT SCORES FOR THE GROUP I MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF
          CREDIT SCORE                       MORTGAGE LOANS          CUT OFF DATE              THE CUT OFF DATE
          ------------                       --------------          ------------              ----------------
451 - 500.................................         11             $     1,481,241.40               0.35%
501 - 550.................................        759                 107,817,587.39              25.36
551 - 600.................................        756                 104,426,569.26              24.56
601 - 650.................................        781                 115,294,960.65              27.12
651 - 700.................................        455                  67,486,053.06              15.87
701 - 750.................................        144                  23,260,663.97               5.47
751 - 800.................................         35                   5,178,688.58               1.22
801 - 850.................................          1                     186,552.88               0.04
                                                -----             ------------------             ------
   Total..................................      2,942             $   425,132,317.19             100.00%
                                                =====             ==================             ======

___________________
(1) The weighted average credit score of the Group I Mortgage Loans that had credit scores was approximately 602.

                                   CREDIT GRADE FOR THE GROUP I MORTGAGE LOANS


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF
          CREDIT GRADE                       MORTGAGE LOANS          CUT OFF DATE              THE CUT OFF DATE
          ------------                       --------------          ------------              ----------------
AA+.......................................         330             $    48,733,127.56              11.46%
AA........................................       1,255                 183,555,124.48              43.18
A.........................................         812                 116,286,885.06              27.35
B.........................................         390                  55,345,347.00              13.02
C.........................................          85                  12,195,906.92               2.87
CC........................................          70                   9,015,926.17               2.12
                                                 -----             ------------------             ------
   Total..................................       2,942             $   425,132,317.19             100.00%
                                                 =====             ==================             ======


                            ORIGINAL TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF
          ORIGINAL TERM (MONTHS)             MORTGAGE LOANS          CUT OFF DATE              THE CUT OFF DATE
          ----------------------             --------------          ------------              ----------------
120.......................................           1             $       126,350.00               0.03%
180.......................................          77                   8,473,405.54               1.99
240.......................................          39                   4,292,333.05               1.01
360.......................................       2,825                 412,240,228.60              96.97
                                                 -----             ------------------             ------
   Total..................................       2,942             $   425,132,317.19             100.00%
                                                 =====             ==================             ======

___________________
(1) The weighted average original term to maturity of the Group I Mortgage Loans was approximately 355 months.


                           REMAINING TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF
      REMAINING TERM (MONTHS)                MORTGAGE LOANS          CUT OFF DATE              THE CUT OFF DATE
      -----------------------                --------------          ------------              ----------------
116 - 120.................................          1             $       126,350.00               0.03%
176 - 180.................................         77                   8,473,405.54               1.99
236 - 240.................................         39                   4,292,333.05               1.01
321 - 325.................................          1                      77,042.98               0.02
341 - 345.................................          1                     163,252.48               0.04
346 - 350.................................          4                     683,105.64               0.16
351 - 355.................................         15                   1,710,753.07               0.40
356 - 360.................................      2,804                 409,606,074.43              96.35
                                                -----             ------------------             ------
   Total..................................      2,942             $   425,132,317.19             100.00%
                                                =====             ==================             ======

___________________
(1) The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 355 months.

                                  PROPERTY TYPES OF THE GROUP I MORTGAGE LOANS


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF
      PROPERTY TYPE                          MORTGAGE LOANS          CUT OFF DATE              THE CUT OFF DATE
      -------------                          --------------          ------------              ----------------
Single Family Detached....................       2,173             $   303,076,791.56              71.29%
2-4 Units Detached........................         296                  56,277,723.25              13.24
PUD Detached(1)...........................         190                  30,187,796.73               7.10
Condo Low-Rise Attached...................         152                  18,796,644.98               4.42
Manufactured Housing Detached.............          66                   5,972,923.99               1.40
2-4 Units Attached........................          20                   5,464,429.49               1.29
PUD Attached(1)...........................          16                   1,905,462.73               0.45
Single Family Attached....................          15                   1,851,522.46               0.44
High Rise Condo - Attached................          13                   1,437,022.00               0.34
Manufactured Housing Attached.............           1                     162,000.00               0.04
                                                 -----             ------------------             ------
   Total..................................       2,942             $   425,132,317.19             100.00%
                                                 =====             ==================             ======

___________________
(1) PUD refers to a home or "unit" in a Planned Unit Development.


                                OCCUPANCY STATUS OF THE GROUP I MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF
      OCCUPANCY STATUS                       MORTGAGE LOANS          CUT OFF DATE              THE CUT OFF DATE
      ----------------                       --------------          ------------              ----------------
Primary...................................     2,656             $   387,363,337.45              91.12%
Non-owner.................................       233                  30,454,139.02               7.16
Second Home...............................        53                   7,314,840.72               1.72
                                               -----             ------------------             ------
   Total..................................     2,942             $   425,132,317.19             100.00%
                                               =====             ==================             ======

___________________
(1) Occupancy as represented by the mortgagor at the time of origination.


                                      PURPOSE OF THE GROUP I MORTGAGE LOANS


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF
      PURPOSE                                MORTGAGE LOANS          CUT OFF DATE              THE CUT OFF DATE
      -------                                --------------          ------------              ----------------
Cash Out Refinance........................       1,816             $   270,336,859.92              63.59%
Purchase..................................         893                 123,968,579.80              29.16
Rate/Term Refinance.......................         233                  30,826,877.47               7.25
                                                 -----             ------------------             ------
   Total..................................       2,942             $   425,132,317.19             100.00%
                                                 =====             ==================             ======

                       ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I MORTGAGE LOANS(1)(2)(3)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF
   ORIGINAL LOAN-TO-VALUE RATIO (%)          MORTGAGE LOANS          CUT OFF DATE              THE CUT OFF DATE
   --------------------------------          --------------          ------------              ----------------
10.01 - 15.00.............................          1             $        50,000.00               0.01%
15.01 - 20.00.............................          4                     320,000.00               0.08
20.01 - 25.00.............................          5                     380,789.21               0.09
25.01 - 30.00.............................         14                   1,393,852.52               0.33
30.01 - 35.00.............................         20                   1,899,323.00               0.45
35.01 - 40.00.............................         25                   3,074,946.67               0.72
40.01 - 45.00.............................         32                   3,766,075.00               0.89
45.01 - 50.00.............................         44                   6,313,358.77               1.49
50.01 - 55.00.............................         73                  10,414,202.48               2.45
55.01 - 60.00.............................        108                  14,043,513.06               3.30
60.01 - 65.00.............................        174                  25,454,253.62               5.99
65.01 - 70.00.............................        241                  37,644,196.58               8.85
70.01 - 75.00.............................        305                  45,647,545.97              10.74
75.01 - 80.00.............................        861                 126,343,934.52              29.72
80.01 - 85.00.............................        221                  30,921,713.91               7.27
85.01 - 90.00.............................        476                  68,265,956.05              16.06
90.01 - 95.00.............................        324                  47,411,306.12              11.15
95.01 - 100.00............................         14                   1,787,349.71               0.42
                                                -----             ------------------             ------
   Total..................................      2,942             $   425,132,317.19             100.00%
                                                =====             ==================             ======

__________________
(1) The weighted average original loan-to-value ratio of the Group I Mortgage Loans as of the Cut-off Date was approximately 77.89%.
(2) For a description of the determination of loan-to-value ratio by the Master Servicer see "Option One Mortgage Corporation--Underwriting Standards" in the prospectus supplement.
(3) References to Loan-to-Value Ratios are references to combined Loan-to-Value ratios with respect to second lien Mortgage Loans.

           GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED TO THE GROUP I MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF
   LOCATION                                  MORTGAGE LOANS          CUT OFF DATE              THE CUT OFF DATE
   --------                                  --------------          ------------              ----------------
Alabama...................................         16             $     1,914,629.99               0.45%
Alaska....................................          2                     259,173.40               0.06
Arizona...................................         65                   8,367,343.57               1.97
California................................        391                  70,036,602.23              16.47
Colorado..................................         57                   9,011,297.71               2.12
Connecticut...............................        105                  15,878,606.04               3.73
Delaware..................................         12                   1,380,240.00               0.32
Florida...................................        275                  32,415,978.64               7.62
Georgia...................................          1                      77,042.98               0.02
Hawaii....................................          1                     275,500.00               0.06
Idaho.....................................          8                     838,925.00               0.20
Illinois..................................        122                  16,481,724.32               3.88
Indiana...................................         36                   3,588,870.98               0.84
Iowa......................................         10                     907,002.42               0.21
Kansas....................................          8                     726,700.00               0.17
Kentucky..................................          9                     879,676.82               0.21
Louisiana.................................         23                   1,854,059.64               0.44
Maine.....................................         30                   3,846,198.29               0.90
Maryland..................................         49                   7,632,359.40               1.80
Massachusetts.............................        236                  43,653,924.15              10.27
Michigan..................................        130                  14,176,410.25               3.33
Minnesota.................................         38                   5,342,421.22               1.26
Mississippi...............................          8                     625,300.00               0.15
Missouri..................................         50                   4,906,059.98               1.15
Montana...................................          3                     294,395.00               0.07
Nebraska..................................          5                     418,300.00               0.10
Nevada....................................         29                   4,388,172.24               1.03
New Mexico................................          8                     660,545.00               0.16
New Hampshire.............................         38                   5,259,996.06               1.24
New Jersey................................        147                  24,266,631.14               5.71
New York..................................        316                  62,337,806.85              14.66
North Carolina............................         93                   9,431,259.97               2.22
Ohio......................................        100                   9,657,644.39               2.27
Oklahoma..................................          3                     253,810.00               0.06
Oregon....................................         10                   1,563,968.00               0.37
Pennsylvania..............................        115                  13,110,255.46               3.08
Rhode Island..............................         63                   8,457,227.46               1.99
South Carolina............................         35                   3,590,885.08               0.84
Tennessee.................................         25                   2,340,426.90               0.55
Texas.....................................         82                   9,226,756.86               2.17
Utah......................................         15                   2,056,676.40               0.48
Vermont...................................         12                   1,422,327.59               0.33
Virginia..................................         78                  10,278,808.73               2.42
Washington................................         44                   6,858,758.95               1.61
Wisconsin.................................         33                   3,371,643.08               0.79
Wyoming...................................          6                     809,975.00               0.19
                                                -----             ------------------             ------
   Total..................................      2,942             $   425,132,317.19             100.00%
                                                =====             ==================             ======

___________________
(1) The greatest ZIP Code geographic concentration of I Group I Mortgage Loans was approximately 0.55% in the 11236 ZIP Code.

                              DOCUMENTATION LEVELS OF THE GROUP I MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF
   DOCUMENTATION LEVEL                       MORTGAGE LOANS          CUT OFF DATE              THE CUT OFF DATE
   -------------------                       --------------          ------------              ----------------
Full Documentation........................       1,972             $   270,489,018.88              63.62%
Stated Income Documentation...............         941                 150,402,586.31              35.38
Lite Documentation........................          14                   2,233,500.00               0.53
No Documentation..........................          15                   2,007,212.00               0.47
                                                 -----             ------------------             ------
   Total..................................       2,942             $   425,132,317.19             100.00%
                                                 =====             ==================             ======

___________________
(1) For a description of each Documentation Level, see "Option One Mortgage Corporation--Underwriting Standards" in the prospectus supplement.



                             CURRENT MORTGAGE RATES OF THE GROUP I MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF
   CURRENT MORTGAGE RATE (%)                 MORTGAGE LOANS          CUT OFF DATE              THE CUT OFF DATE
   -------------------------                 --------------          ------------              ----------------
  4.001 -  5.000..........................          1             $       215,500.00               0.05%
  5.001 -  6.000..........................        131                  22,816,998.93               5.37
  6.001 -  7.000..........................        591                  98,541,115.27              23.18
  7.001 -  8.000..........................        958                 147,286,569.85              34.64
  8.001 -  9.000..........................        746                  98,415,076.81              23.15
  9.001 - 10.000..........................        373                  44,130,841.83              10.38
 10.001 - 11.000..........................        110                  10,434,828.11               2.45
 11.001 - 12.000..........................         29                   3,102,754.35               0.73
 12.001 - 13.000..........................          3                     188,632.04               0.04
                                                -----             ------------------             ------
  Total...................................      2,942             $   425,132,317.19             100.00%
                                                =====             ==================             ======

___________________
(1) The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the Cut-off Date was approximately 7.780% per annum.


                          GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF
   GROSS MARGIN (%)                          MORTGAGE LOANS          CUT OFF DATE              THE CUT OFF DATE
   ----------------                          --------------          ------------              ----------------
2.001 - 3.000.............................         4             $       945,323.00               0.33%
3.001 - 4.000.............................       115                  20,295,189.89               7.15
4.001 - 5.000.............................       512                  82,985,720.06              29.22
5.001 - 6.000.............................       706                 103,686,698.85              36.51
6.001 - 7.000.............................       406                  52,224,820.79              18.39
7.001 - 8.000.............................       177                  21,611,743.07               7.61
8.001 - 9.000.............................        20                   2,233,679.51               0.79
                                               -----             ------------------             ------
  Total...................................     1,940             $   283,983,175.17             100.00%
                                               =====             ==================             ======

----------
(1) The weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 5.454% per annum.

                      NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF
   NEXT ADJUSTMENT DATE                      MORTGAGE LOANS          CUT OFF DATE              THE CUT OFF DATE
   --------------------                      --------------          ------------              ----------------
November 1, 2003..........................          1             $        77,042.98               0.03%
January 1, 2004...........................          1                     163,252.48               0.06
July 1, 2004..............................          2                     366,450.32               0.13
August 1, 2004............................          2                     316,655.32               0.11
October 1, 2004...........................          2                     180,879.02               0.06
December 1, 2004..........................          1                     203,047.98               0.07
January 1, 2005...........................         10                   1,179,163.73               0.42
March 1, 2005.............................          1                     155,564.14               0.05
April 1, 2005.............................          3                     277,283.27               0.10
May 1, 2005...............................         23                   4,777,805.90               1.68
June 1, 2005..............................        108                  15,518,169.00               5.46
July 1, 2005..............................      1,372                 204,762,974.00              72.10
August 1, 2005............................        187                  27,459,877.99               9.67
May 1, 2006...............................          1                     107,218.12               0.04
June 1, 2006..............................         11                   1,403,545.75               0.49
July 1, 2006..............................        157                  18,978,578.50               6.68
August 1, 2006............................         16                   1,932,200.00               0.68
May 1, 2018...............................          2                     265,244.87               0.09
June 1, 2018..............................          1                      94,346.80               0.03
July 1, 2018..............................         37                   5,408,875.00               1.90
August 1, 2018............................          2                     355,000.00               0.13
                                                -----             ------------------             ------
 Total:...................................      1,940             $   283,983,175.17             100.00%
                                                =====             ==================             ======

___________________
(1) The weighted average time until the next Adjustment for the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date is approximately 28 months.


                      MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF
   MAXIMUM MORTGAGE RATE (%)                 MORTGAGE LOANS          CUT OFF DATE              THE CUT OFF DATE
   -------------------------                 --------------          ------------              ----------------
10.001 - 11.000...........................          1             $       215,500.00               0.08%
11.001 - 12.000...........................         52                  10,190,063.00               3.59
12.001 - 13.000...........................        310                  52,439,566.39              18.47
13.001 - 14.000...........................        653                 103,635,893.60              36.49
14.001 - 15.000...........................        561                  75,318,170.56              26.52
15.001 - 16.000...........................        275                  33,308,717.58              11.73
16.001 - 17.000...........................         70                   6,974,539.15               2.46
17.001 - 18.000...........................         16                   1,768,342.85               0.62
18.001 - 19.000...........................          2                     132,382.04               0.05
                                                -----             ------------------             ------
        Total.............................      1,940             $   283,983,175.17             100.00%
                                                =====             ==================             ======

___________________
(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 13.917% per annum.

                      MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF
   MINIMUM MORTGAGE RATE (%)                 MORTGAGE LOANS          CUT OFF DATE              THE CUT OFF DATE
   -------------------------                 --------------          ------------              ----------------
  4.001 -  5.000..........................          1             $       215,500.00               0.08%
  5.001 -  6.000..........................         52                  10,190,063.00               3.59
  6.001 -  7.000..........................        317                  54,142,736.44              19.07
  7.001 -  8.000..........................        652                 103,051,697.04              36.29
  8.001 -  9.000..........................        557                  74,795,491.17              26.34
  9.001 - 10.000..........................        273                  32,712,423.48              11.52
 10.001 - 11.000..........................         70                   6,974,539.15               2.46
 11.001 - 12.000..........................         16                   1,768,342.85               0.62
 12.001 - 13.000..........................          2                     132,382.04               0.05
                                                -----             ------------------             ------
        Total.............................      1,940             $   283,983,175.17             100.00%
                                                =====             ==================             ======

___________________
(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 7.905% per annum.


                    INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF
   INITIAL PERIODIC RATE CAP (%)             MORTGAGE LOANS          CUT OFF DATE              THE CUT OFF DATE
   -----------------------------             --------------          ------------              ----------------
3.000.....................................         1,940            $ 283,983,175.17             100.00%
                                                   -----            ----------------             ------
        Total.............................         1,940            $ 283,983,175.17             100.00%
                                                   =====            ================             ======

___________________
(1) Relates solely to initial rate adjustments.


                  SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF
   PERIODIC RATE CAP (%)                     MORTGAGE LOANS          CUT OFF DATE              THE CUT OFF DATE
   ---------------------                     --------------          ------------              ----------------
1.000.....................................         1,925            $ 280,564,737.53             98.80%
1.500.....................................            15                3,418,437.64              1.20
                                                   -----            ----------------             ------
  Total...................................         1,940            $ 283,983,175.17             100.00%
                                                   =====            ================             ======


GROUP II MORTGAGE LOANS STATISTICS

The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group II Mortgage Loans as of the Cut-off Date.

Approximately 34.85% of the Group II Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. Approximately 0.49% of the Group II Mortgage Loans had a loan-to-value ratio at origination in excess of 95.00% and the weighted average loan-to-value ratio of the Group II Mortgage Loans at origination was approximately 78.22%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property. The loan-to-value ratio of any Group II Mortgage Loan that is a second lien Mortgage Loan is calculated based on the aggregate principal balance of such second lien Mortgage Loan and any senior lien mortgage loan.

Except with respect to approximately 0.04% of the Group II Mortgage Loans, all of the Group II Mortgage Loans have a Due Date of the first day of the month.

The weighted average remaining term to maturity of the Group II Mortgage Loans is approximately 354 months as of the Cut-off Date. None of the Group II Mortgage Loans had a first Due Date prior to April 1, 2002 or after September 1, 2003 or will have a remaining term to maturity of less than 120 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group II Mortgage Loan is August 1, 2033.

The average Principal Balance of the Group II Mortgage Loans at origination was approximately $151,687. The average Principal Balance of the Group II Mortgage Loans as of the Cut-off Date was approximately $151,666. No Group II Mortgage Loan had a Principal Balance as of the Cut-off Date of greater than approximately $49,821 or less than approximately $949,198.

The Group II Mortgage Loans had Mortgage Rates as of the Cut-off Date of not less than 5.350% per annum and not more than 12.750% per annum and the weighted average Mortgage Rate was approximately 7.798% per annum. As of the Cut-off Date, the Adjustable-Rate Group II Mortgage Loans had Gross Margins ranging from 3.000% to 11.700%, Minimum Mortgage Rates ranging from 5.350% per annum to12.200% per annum and Maximum Mortgage Rates ranging from 11.350% per annum to 18.200% per annum. As of the Cut-off Date, the Adjustable-Rate Group II Mortgage Loans had a weighted average Gross Margin of approximately 5.460% per annum, a weighted average Minimum Mortgage Rate of approximately 7.866% per annum and a weighted average Maximum Mortgage Rate of approximately 13.887% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group II Mortgage Loan occurs in August 1, 2018, and the weighted average next Adjustment Date for the Adjustable-Rate Group II Mortgage Loans following the Cut-off Date is 27 months.

The Group II Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

                         CUT-OFF DATE PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF
   PRINCIPAL BALANCE ($)                     MORTGAGE LOANS          CUT OFF DATE              THE CUT OFF DATE
   ---------------------                     --------------          ------------              ----------------
       1-  50,000.........................         36             $     1,799,688.65               0.55%
  50,001- 100,000.........................        882                  64,703,287.88              19.92
 100,001- 150,000.........................        506                  61,951,157.07              19.07
 150,001- 200,000.........................        265                  45,643,759.00              14.05
 200,001- 250,000.........................        130                  28,771,459.71               8.86
 250,001- 300,000.........................         81                  22,328,022.81               6.87
 300,001- 350,000.........................         73                  24,167,157.74               7.44
 350,001- 400,000.........................         76                  28,716,345.26               8.84
 400,001- 450,000.........................         34                  14,674,523.17               4.52
 450,001- 500,000.........................         35                  16,822,005.27               5.18
 500,001- 550,000.........................          8                   4,230,105.52               1.30
 550,001- 600,000.........................          3                   1,784,000.00               0.55
 600,001- 650,000.........................          3                   1,910,314.86               0.59
 650,001- 700,000.........................          5                   3,396,750.00               1.05
 700,001- 750,000.........................          3                   2,250,000.00               0.69
 750,001- 800,000.........................          1                     770,000.00               0.24
900,001-  950,000.........................          1                     949,197.96               0.29
                                                -----             ------------------             ------
   Total..................................      2,142             $   324,867,774.90             100.00%
                                                =====             ==================             ======

___________________
(1) The average Cut-off Date Principal Balance of the Group II Mortgage Loans was approximately $151,666.

                                CREDIT SCORES FOR THE GROUP II MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF
   CREDIT SCORE                              MORTGAGE LOANS          CUT OFF DATE              THE CUT OFF DATE
   ------------                              --------------          ------------              ----------------
Not Available.............................        104             $    11,022,438.52               3.39%
451 - 500.................................         12                   1,513,953.71               0.47
501 - 550.................................        541                  74,619,359.98              22.97
551 - 600.................................        562                  84,065,028.02              25.88
601 - 650.................................        526                  85,300,927.93              26.26
651 - 700.................................        283                  45,993,685.51              14.16
701 - 750.................................         95                  18,270,785.04               5.62
751 - 800.................................         17                   3,949,596.19               1.22
801 - 850.................................          2                     132,000.00               0.04
                                                -----             ------------------             ------
   Total..................................      2,142             $   324,867,774.90             100.00%
                                                =====             ==================             ======

___________________
(1) The weighted average credit score of the Group II Mortgage Loans that had credit scores was approximately 602.

                                  CREDIT GRADE FOR THE GROUP II MORTGAGE LOANS


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF
   CREDIT GRADE                              MORTGAGE LOANS          CUT OFF DATE              THE CUT OFF DATE
   ------------                              --------------          ------------              ----------------
AA+.......................................         210             $    35,728,447.35              11.00%
AA........................................         905                 147,682,388.51              45.46
A.........................................         580                  87,577,957.93              26.96
B.........................................         318                  38,098,394.88              11.73
C.........................................          73                   9,816,398.13               3.02
CC........................................          56                   5,964,188.10               1.84
                                                 -----             ------------------             ------
   Total..................................       2,142             $   324,867,774.90             100.00%
                                                 =====             ==================             ======


                           ORIGINAL TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF
   ORIGINAL TERM (MONTHS)                    MORTGAGE LOANS          CUT OFF DATE              THE CUT OFF DATE
   ----------------------                    --------------          ------------              ----------------
120.......................................         1             $       100,750.00               0.03%
180.......................................        67                   6,620,371.23               2.04
240.......................................        60                   5,377,295.20               1.66
360.......................................     2,014                 312,769,358.47              96.28
                                               -----             ------------------             ------
   Total..................................     2,142             $   324,867,774.90             100.00%
                                               =====             ==================             ======

___________________
(1) The weighted average original term to maturity of the Group II Mortgage Loans was approximately 354 months.


                           REMAINING TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF
   REMAINING TERM (MONTHS)                   MORTGAGE LOANS          CUT OFF DATE              THE CUT OFF DATE
   -----------------------                   --------------          ------------              ----------------
116 - 120.................................         1             $       100,750.00               0.03%
176 - 180.................................        67                   6,620,371.23               2.04
231 - 235.................................         1                      96,252.45               0.03
236 - 240.................................        59                   5,281,042.75               1.63
341 - 345.................................         1                      53,424.25               0.02
346 - 350.................................         3                     471,737.42               0.15
351 - 355.................................        14                   2,091,864.47               0.64
356 - 360.................................     1,996                 310,152,332.33              95.47
                                               -----             ------------------             ------
   Total..................................     2,142             $   324,867,774.90             100.00%
                                               =====             ==================             ======

___________________
(1) The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 354 months.

                                  PROPERTY TYPES OF THE GROUP II MORTGAGE LOANS


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF
   PROPERTY TYPE                             MORTGAGE LOANS          CUT OFF DATE              THE CUT OFF DATE
   -------------                             --------------          ------------              ----------------
Single Family Detached....................      1,627             $   246,203,035.18              75.79%
PUD Detached(1)...........................        184                  31,877,720.20               9.81
2-4 Units Detached........................        143                  24,406,017.58               7.51
Condo Low-Rise Attached...................         93                  12,444,977.82               3.83
Manufactured Housing Detached.............         60                   4,908,284.71               1.51
Single Family Attached....................         15                   1,735,468.11               0.53
Condo High-Rise Attached..................         10                   1,626,736.21               0.50
PUD Attached..............................          7                   1,143,256.00               0.35
2 - 4 Units Attached......................          3                     522,279.09               0.16
                                                -----             ------------------             ------
   Total..................................      2,142             $   324,867,774.90             100.00%
                                                =====             ==================             ======

___________________
(1) PUD refers to a home or "unit" in a Planned Unit Development.


                               OCCUPANCY STATUS OF THE GROUP II MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF
   OCCUPANCY STATUS                          MORTGAGE LOANS          CUT OFF DATE              THE CUT OFF DATE
   ----------------                          --------------          ------------              ----------------
Primary...................................       1,950             $   298,918,805.90              92.01%
Non-owner.................................         155                  18,835,948.17               5.80
Second Home...............................          37                   7,113,020.83               2.19
                                                 -----             ------------------             ------
   Total..................................       2,142             $   324,867,774.90             100.00%
                                                 =====             ==================             ======

___________________
(1) Occupancy as represented by the mortgagor at the time of origination.


                                     PURPOSE OF THE GROUP II MORTGAGE LOANS


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF
   PURPOSE                                   MORTGAGE LOANS          CUT OFF DATE              THE CUT OFF DATE
   -------                                   --------------          ------------              ----------------
Cash Out Refinance........................      1,352             $   202,454,371.68              62.32%
Purchase..................................        640                 100,265,036.28              30.86
Rate/Term Refinance.......................        150                  22,148,366.94               6.82
                                                -----             ------------------             ------
   Total..................................      2,142             $   324,867,774.90             100.00%
                                                =====             ==================             ======

                       ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II MORTGAGE LOANS(1)(2)(3)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF
   ORIGINAL LOAN-TO-VALUE RATIO (%)          MORTGAGE LOANS          CUT OFF DATE              THE CUT OFF DATE
   --------------------------------          --------------          ------------              ----------------
 10.01 - 15.00............................        3                $ 413,992.87                 0.13%
 15.01 - 20.00............................        2                  405,000.00                 0.12
 20.01 - 25.00............................        5                  425,000.00                 0.13
 25.01 - 30.00............................        8                  1,297,019.00               0.40
 30.01 - 35.00............................        7                  796,000.00                 0.25
 35.01 - 40.00............................        10                 962,758.80                 0.30
 40.01 - 45.00............................        22                 3,159,150.00               0.97
 45.01 - 50.00............................        33                 4,122,317.94               1.27
 50.01 - 55.00............................        43                 5,866,803.83               1.81
 55.01 - 60.00............................        73                 11,764,778.05              3.62
 60.01 - 65.00............................        133                18,954,820.58              5.83
 65.01 - 70.00............................        169                27,974,699.63              8.61
 70.01 - 75.00............................        214                32,183,927.57              9.91
 75.01 - 80.00............................        719                103,330,815.36             31.81
 80.01 - 85.00............................        154                22,973,546.14              7.07
 85.01 - 90.00............................        349                57,978,466.75              17.85
 90.01 - 95.00............................        186                30,679,325.09              9.44
 95.01 - 100.00...........................        12                 1,579,353.29               0.49
                                                  -----            ----------------             ------
 Total....................................        2,142            $ 324,867,774.90             100.00%
                                                  =====            ================             ======

___________________
(1) The weighted average original loan-to-value ratio of the Group II Mortgage Loans as of the Cut-off Date was approximately 78.22%.
(2) For a description of the determination of loan-to-value ratio by the Master Servicer see "Option One Mortgage Corporation--Underwriting Standards" in the prospectus supplement.
(3) References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.

           GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED TO THE GROUP II MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF
   LOCATION                                  MORTGAGE LOANS          CUT OFF DATE              THE CUT OFF DATE
   --------                                  --------------          ------------              ----------------
California................................        231             $    55,307,031.82              17.02%
New York..................................        149                  34,778,094.52              10.71
Texas.....................................        264                  29,363,127.97               9.04
Massachusetts.............................        123                  29,025,902.00               8.93
Florida...................................        206                  22,058,491.15               6.79
Georgia...................................        162                  20,169,457.66               6.21
New Jersey................................         97                  17,545,665.75               5.40
Virginia..................................         78                  12,650,007.86               3.89
Pennsylvania..............................         73                   9,095,184.13               2.80
Michigan..................................         83                   8,472,872.72               2.61
Colorado..................................         43                   8,308,242.18               2.56
Ohio......................................         83                   7,997,067.56               2.46
Illinois..................................         51                   7,629,380.06               2.35
Connecticut...............................         39                   5,714,337.77               1.76
North Carolina............................         51                   5,561,595.68               1.71
Arizona...................................         38                   5,000,736.81               1.54
Washington................................         26                   4,889,245.13               1.50
Maryland..................................         30                   4,771,052.19               1.47
Rhode Island..............................         24                   3,430,335.00               1.06
South Carolina............................         29                   3,354,495.63               1.03
Indiana...................................         27                   2,818,350.83               0.87
Nevada....................................         15                   2,695,473.46               0.83
Louisiana.................................         19                   2,667,221.46               0.82
Missouri..................................         24                   2,544,547.54               0.78
Wisconsin.................................         27                   2,470,636.09               0.76
Tennessee.................................         28                   2,453,479.70               0.76
Minnesota.................................         16                   2,444,750.00               0.75
Maine.....................................         18                   2,257,158.20               0.69
New Hampshire.............................         16                   1,946,187.25               0.60
Oregon....................................          9                   1,341,400.00               0.41
Alabama...................................         14                   1,022,700.00               0.31
Vermont...................................          7                     816,019.45               0.25
Utah......................................          4                     722,176.80               0.22
Kentucky..................................          6                     626,800.00               0.19
Delaware..................................          6                     622,640.00               0.19
Wyoming...................................          5                     600,750.00               0.18
Kansas....................................          4                     336,260.53               0.10
Mississippi...............................          3                     306,000.00               0.09
Iowa......................................          4                     263,325.00               0.08
Nebraska..................................          3                     260,800.00               0.08
Idaho.....................................          2                     167,005.00               0.05
New Mexico................................          2                     143,500.00               0.04
Montana...................................          1                      88,550.00               0.03
South Dakota..............................          1                      79,470.00               0.02
Arkansas..................................          1                      50,250.00               0.02
                                                -----             ------------------             ------
 Total....................................      2,142             $   324,867,774.90             100.00%
                                                =====             ==================             ======

___________________
(1) The greatest ZIP Code geographic concentration of Group II Mortgage Loans was approximately 0.37% in the 94587 ZIP Code.

                             DOCUMENTATION LEVELS OF THE GROUP II MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF
   DOCUMENTAITON LEVEL                       MORTGAGE LOANS          CUT OFF DATE              THE CUT OFF DATE
   -------------------                       --------------          ------------              ----------------
Full Documentation........................      1,464             $   207,789,945.06              63.96%
Stated Income Documentation...............        654                 113,134,373.27              34.82
Lite Documentation........................         14                   1,973,428.66               0.61
No Documentation..........................         10                   1,970,027.91               0.61
                                                -----             ------------------             ------
 Total....................................      2,142             $   324,867,774.90             100.00%
                                                =====             ==================             ======

___________________
(1) For a description of each Documentation Level, see "Option One Mortgage Corporation--Underwriting Standards" in the prospectus supplement.


                            CURRENT MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF
   CURRENT MORTGAGE RATE (%)                 MORTGAGE LOANS          CUT OFF DATE              THE CUT OFF DATE
   -------------------------                 --------------          ------------              ----------------
 5.001 - 6.000............................         89             $    19,841,207.38               6.11%
 6.001 - 7.000............................        390                  79,505,481.11              24.47
 7.001 - 8.000............................        649                 109,432,835.30              33.69
 8.001 - 9.000............................        509                  65,985,929.91              20.31
 9.001 - 10.000...........................        316                  33,862,465.21              10.42
10.001 - 11.000...........................        132                  11,588,744.98               3.57
11.001 - 12.000...........................         49                   4,104,995.21               1.26
12.001 - 13.000...........................          8                     546,115.80               0.17
                                                -----             ------------------             ------
 Total....................................      2,142             $   324,867,774.90             100.00%
                                                =====             ==================             ======

___________________
(1) The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the Cut-off Date was approximately 7.798% per annum.


                          GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF
   GROSS MARGIN (%)                          MORTGAGE LOANS          CUT OFF DATE              THE CUT OFF DATE
   ----------------                          --------------          ------------              ----------------
  2.001 -  3.000..........................          1             $        94,853.00               0.04%
  3.001 -  4.000..........................         88                  17,162,990.75               7.80
  4.001 -  5.000..........................        345                  67,730,832.22              30.77
  5.001 -  6.000..........................        494                  75,896,529.52              34.48
  6.001 -  7.000..........................        286                  37,956,063.31              17.25
  7.001 -  8.000..........................        141                  17,306,025.35               7.86
  8.001 -  9.000..........................         32                   2,940,310.99               1.34
  9.001 - 10.000..........................          9                     851,200.00               0.39
 10.001 - 11.000..........................          1                      78,650.00               0.04
 11.001 - 12.000..........................          1                      68,960.00               0.03
                                                -----             ------------------             ------
        Total.............................      1,398             $   220,086,415.14             100.00%
                                                =====             ==================             ======

___________________
(1) The weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 5.460% per annum.

                      NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF
   NEXT ADJUSTMENT DATE                      MORTGAGE LOANS          CUT OFF DATE              THE CUT OFF DATE
   --------------------                      --------------          ------------              ----------------
January 1, 2004...........................         1             $        64,000.00               0.03%
March 1, 2004.............................         1                      53,424.25               0.02
July 1, 2004..............................         1                      68,847.38               0.03
August 1, 2004............................         1                     123,001.20               0.06
September 1, 2004.........................         1                     279,888.84               0.13
October 1, 2004...........................         1                     139,238.43               0.06
December 1, 2004..........................         3                     485,297.64               0.22
January 1, 2005...........................         4                     419,425.64               0.19
February 1, 2005..........................         4                     784,267.14               0.36
March 1, 2005.............................         2                     261,581.94               0.12
April 1, 2005.............................         4                   1,566,532.84               0.71
May 1, 2005...............................        12                   3,181,664.59               1.45
June 1, 2005..............................        91                  15,799,289.66               7.18
July 1, 2005..............................       966                 153,914,426.00              69.93
August 1, 2005............................       143                  21,096,472.50               9.59
January 1, 2006...........................         1                     138,267.17               0.06
April 1, 2006.............................         1                      87,866.34               0.04
June 1, 2006..............................         9                   1,480,800.10               0.67
July 1, 2006..............................       111                  14,547,761.00               6.61
August 1, 2006............................        16                   2,200,230.00               1.00
May 1, 2018...............................         1                     114,267.88               0.05
June 1, 2018..............................         1                      51,978.20               0.02
July 1, 2018..............................        22                   3,170,886.40               1.44
August 1, 2018............................         1                      57,000.00               0.03
                                               -----             ------------------             ------
        Total:............................     1,398             $   220,086,415.14             100.00%
                                               =====             ==================             ======

___________________
(1) The weighted average time until the next Adjustment for the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date is approximately 27 months.


                     MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF
   MAXIMUM MORTGAGE RATE (%)                 MORTGAGE LOANS          CUT OFF DATE              THE CUT OFF DATE
   -------------------------                 --------------          ------------              ----------------
 11.001 - 12.000..........................        47             $     9,764,805.38               4.44%
 12.001 - 13.000..........................       217                  45,011,400.45              20.45
 13.001 - 14.000..........................       453                  80,277,537.37              36.48
 14.001 - 15.000..........................       367                  50,976,172.26              23.16
 15.001 - 16.000..........................       214                  24,946,594.65              11.33
 16.001 - 17.000..........................        71                   6,395,797.46               2.91
 17.001 - 18.000..........................        27                   2,560,107.57               1.16
 18.001 - 19.000..........................         2                     154,000.00               0.07
                                               -----             ------------------             ------
        Total.............................     1,398             $   220,086,415.14             100.00%
                                               =====             ==================             ======

___________________
(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 13.887% per annum.

                     MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF
   MINIMUM MORTGAGE RATE (%)                 MORTGAGE LOANS          CUT OFF DATE              THE CUT OFF DATE
   -------------------------                 --------------          ------------              ----------------
  5.001 -  6.000..........................        47             $     9,764,805.38               4.44%
  6.001 -  7.000..........................       224                  47,220,890.19              21.46
  7.001 -  8.000..........................       452                  80,065,725.72              36.38
  8.001 -  9.000..........................       362                  49,411,952.79              22.45
  9.001 - 10.000..........................       213                  24,513,136.03              11.14
 10.001 - 11.000..........................        71                   6,395,797.46               2.91
 11.001 - 12.000..........................        27                   2,560,107.57               1.16
 12.001 - 13.000..........................         2                     154,000.00               0.07
                                               -----             ------------------             ------
           Total..........................     1,398             $   220,086,415.14             100.00%
                                               =====             ==================             ======

___________________
(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 7.866% per annum.


                   INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF
   INITIAL PERIODIC RATE CAP (%)             MORTGAGE LOANS          CUT OFF DATE              THE CUT OFF DATE
   -----------------------------             --------------          ------------              ----------------
1.000.....................................             1            $      64,000.00                0.03%
3.000.....................................         1,397              220,022,415.14               99.97
                                                   -----            ----------------              ------
        Total.............................         1,398            $ 220,086,415.14              100.00%
                                                   =====            ================              ======

___________________
(1) Relates solely to initial rate adjustments.


                  SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF
   PERIODIC RATE CAP (%)                     MORTGAGE LOANS          CUT OFF DATE              THE CUT OFF DATE
   ---------------------                     --------------          ------------              ----------------
1.000.....................................      1,385              $ 215,602,026.71                 97.96%
1.500.....................................         13                  4,484,388.43                  2.04
                                                -----              ----------------                ------
        Total.............................      1,398              $ 220,086,415.14                100.00%
                                                =====              ================                ======

___________________
(1) Relates to all rate adjustments subsequent to initial rate adjustments.